Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, S. Gopalakrishnan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Infosys Technologies Limited on Form 6-K for the quarterly period ended September 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such quarterly report on Form 6-K fairly presents in all material respects the financial condition and results of operations of Infosys Technologies Limited.

/s/ S. Gopalakrishnan

Date: October 26, 2010	S. Gopalakrishnan Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, V. Balakrishnan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Infosys Technologies Limited on Form 6-K for the quarterly period ended September 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such quarterly report on Form 6-K fairly presents in all material respects the financial condition and results of operations of Infosys Technologies Limited.

/s/ V. Balakrishnan

Date: October 26, 2010	V. Balakrishnan Chief Financial Officer